Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2012
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2011	2012
	$	$
Leasehold improvements	15,982,349	16,472,995
Buildings	6,388,288	22,480,129
Furniture, fixtures and equipment	19,844,348	22,373,236
Motor vehicles	6,914,121	7,154,519

Total	49,129,106	68,480,879
Accumulated depreciation	(21,152,883)	(27,070,874)

Property and equipment, net	27,976,223	41,410,005